Fees Summary	Dec. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	978.86
Total Transaction Valuation	7,088,068.60
Total Offset Amount	(0)
Net Fee	$ 978.86